UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 10, 2005

DANKA BUSINESS SYSTEMS PLC

(Exact name of registrant as specified in its charter)

England & Wales	0-20828	98-0052869
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11101 Roosevelt Boulevard St. Petersburg, Florida 33716	and	Masters House 107 Hammersmith Road London W14 0QH England

(Addresses of principal executive offices)

Registrant’s telephone number, including area code:

727-622-2100 in the United States

011-44-207-605-0150 in the United Kingdom

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. Results of Operations and Financial Condition

All of the information in this Form 8-K and the accompanying exhibits shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Attached hereto as Exhibit 99.1 is a copy of the Registrant’s press release announcing its fiscal year 2005 fourth quarter and year end results for the period ended March 31, 2005.

Also on June 10, 2005, the Registrant hosted a conference call to discuss these results. A copy of the transcript of the Registrant’s conference call on June 10, 2005 is attached hereto as Exhibit 99.2

ITEM 5.01. Departure of Directors or Principal Officer; Election of Directors; Appointment of Principal Officers

On June 10, 2005, Danka Business Systems PLC announced the resignation of F. Mark Wolfinger, Executive Vice President and Chief Financial Officer. Mr. Wolfinger has been with the company since 1998. Mr. Wolfinger’s resignation is effective June 30, 2005.

Attached hereto as Exhibit 99.1 is a copy of the Registrant’s press release announcing the resignation of Mr. Mark Wolfinger.

ITEM 9.01 Financial Statements and Exhibits

(a) Not Required

(b) Not Required

(c) Exhibits

99.1	Press release dated June 10, 2005 of Danka Business Systems PLC announcing its fiscal year 2005 fourth quarter and year end results for the period ended March 31, 2005, and the resignation of Mr. Mark Wolfinger.

99.2	Transcript of conference call, dated June 10, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Danka Business Systems PLC

	By:	/s/ F. Mark Wolfinger
Dated: June 13, 2005		F. Mark Wolfinger Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated June 10, 2005 of Danka Business Systems PLC announcing its fiscal year 2005 fourth quarter and year end results for the period ended March 31, 2005, and the resignation of Mr. Mark Wolfinger.

99.2	Transcript of conference call, dated June 10, 2005